T. Rowe Price Asia Opportunities Fund

Supplement to Prospectus and Summary Prospectus dated January 1, 2026

IMPORTANT INFORMATION ABOUT THE T. ROWE PRICE ASIA OPPORTUNITIES FUND

On April 17, 2026, the assets and liabilities of the T. Rowe Price Asia Opportunities Fund were transferred to, and the fund was reorganized into, the T. Rowe Price New Asia Fund through a tax-free reorganization. As a result, the T. Rowe Price Asia Opportunities Fund has been liquidated and is no longer offered to shareholders for purchase.

The date of this supplement is April 23, 2026.

4/23/26